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                                                                   EXHIBIT  23.1
                                                                   -------------

                      INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No.33-71016 on Form S-8 of our report dated February 2, 1996, appearing in this Annual Report on Form 10-K of PIMCO Advisors L.P. and subsidiaries for the year ended December 31, 1995.


DELOITTE & TOUCHE LLP



Costa Mesa, California

March 27, 1996

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